                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 26, 1998

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)

New Jersey                         33-85234                  22-2665282
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(State or other juris-           (Commission               (IRS Employer
diction of incorporation)        File Number)              Identification
                                                                         Number)

7000 Boulevard East, Guttenberg, New Jersey                    07093
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(Address of principal executive office)                      (Zip Code)

Registrant's telephone number including area code-                (201) 854-7777
                                                  ------------------------------
                                 Not Applicable
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         (Former name and former address, as changed since last report)
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Item 5. Other Events.

            On  June  26,  1998  Penobscot  Energy  Recovery  Company,   Limited
Partnership   ("PERC"),  a  subsidiary  of  KTI,  Inc.  (the  "Company"  or  the
"Registrant")  completed  the  refinancing  of its tax  exempt  debt by  issuing
$44,995,000 par amount Finance Authority of Maine ("FAME") Electric Rate Stabilization Revenue Refunding Bonds, Series 1998 A and Series B (Penobscot Energy Recovery Company, LP) (the "1998 Bonds"). The proceeds of the 1998 Bonds were used to defease the Town of Orrington, Maine Floating Rate Demand Resource Recovery Revenue Bonds (Penobscot Energy Recovery Company Project) Series 1986 A and Series 1986 B Bonds (the "1986 Bonds") which have been called for redemption on July 16, 1998. The 1998 Bonds are fixed rate bonds with yields ranging from 3.75% for 1-year term bonds to 5.20% for 20-year term bonds. The average yield on the 1998 Bonds is approximately 5.06%. The 1998 Bonds are insured by Financial Security Assurance, Inc. and are rated AAA and Aaa by Standard & Poor's and Moody's, respectively, based on the bond insurance.

      As part of the refinancing, the following documents were amended, created or issued:

      A. The Power Purchase Agreement between PERC and Bangor Hydro-Electric Company ("Bangor Hydro") was amended to require Bangor Hydro to make a one time payment of $6 million to PERC and to make 16 quarterly payments of $250,000 each to PERC, commencing on October 1, 1998, all of which payments are held by the trustee for the 1998 Bonds and are pledged reserves therefor. (The payment of $6 million was paid on June 26, 1998 to fund a capital reserve fund for the 1998 Bonds. In addition, Bangor Hydro agreed to pay 50% of the transaction costs associated with the issuance of the 1998 Bonds and the defeasance of the 1986 Bonds.)

      B. The Waste Disposal Agreements between certain of the Charter Municipalities (the "Amending Charter Municipalities") and PERC were amended to extend the term of such agreements to the year 2018, to grant the Amending Charter Municipalities the immediate right to purchase up to a 50% economic interest as limited partners in PERC for $31 million and to purchase the remaining partnership interests in 2018 from the then PERC partners at the then fair market value of such partnership interests. (Any funds received from the Amending Charter Municipalities to purchase limited partnership interests in PERC prior to 2018 will be used to retire 1998 Bonds. Funds paid in 2018 will be paid to the then PERC partners.) The Waste Disposal Agreements were further amended to provide that the Charter Municipalities, Bangor Hydro and PERC would each receive a one-third share of Distributable Cash. (Non-amending Charter Municipalities are entitled to receive a one-half share of Distributable Cash multiplied by a factor, the numerator of which is equal to the tonnage delivered by non-amending Charter Municipalities and the denominator of which is total tonnage delivered by both non-amending Charter Municipalities and Amending Charter Municipalities. The balance of the one-third share is distributable to the Amending Charter Municipalities. As of the Closing Date, 53 Charter Municipalities had considered and approved the Amended Waste Disposal
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            Agreements. No Charter Municipality, which has considered the proposed amendments, has declined to approve the amendments.

      C. As a part of the re-financing of the tax-exempt debt, PERC entered into a Loan Agreement with FAME, containing the various agreements and covenants relative to the 1998 Bonds. FAME assigned certain of its interests in the Loan Agreement to the 1998 Bond Trustee, as security for the 1998 Bonds. As a condition to FAME's issuance of the 1998 Bonds, the Company was required to issue a $3 million limited guaranty of PERC's payment obligation under the Loan Agreement, in favor of FAME and the 1998 Bond Trustee. Bangor Hydro issued its guaranty to FAME and the 1998 Bond Trustee in an amount equal to the annual payments for principal and interest on the 1998 Bonds. Demands on such guaranties are to be pro-rata. If either party shall default under such demand, the other guarantor is liable for the entire demand, up to the limit on such guarantor's guaranty.

      D. Bangor Hydro issued three warrants to purchase shares of Bangor Hydro common stock at an exercise price of $7.00 per share, having an expiration date of June 26, 2008. 25% of the shares covered by such warrants may be purchased after March 26, 1999, 50% of the shares covered by such warrants may be purchased after March 26, 2000, 75% of the shares covered by such warrants may be purchased after March 26, 2001 and all of the shares covered by such warrants may be purchased after March 26, 2002. The warrants permit a cashless exercise. Bangor Hydro has the election, at the time of exercise of a warrant, to pay cash in an amount equal to the difference between the per share market value of its common stock and the exercise price per share, multiplied by the number of shares being purchased pursuant to the exercise in lieu of issuing common stock. The warrants provide for certain registration rights and other usual and customary terms, including anti-dilution protection. The Amending Charter Municipalities received a warrant for one million shares, PERC Management Company Limited Partnership, a wholly owned subsidiary of the Company and the Managing General Partner of PERC, received a warrant for 712,857 shares and Energy National, Inc., a General Partner of PERC, received a warrant for 287,143 shares.

      E. The Agreement of Limited Partnership of Penobscot Energy Recovery Company, Limited Partnership was amended to permit Amending Charter Municipalities to be admitted as limited partners.

      F. PERC, Bangor Hydro and the Municipal Review Committee, Inc., a Maine not for profit corporation (the "MRC") entered into a Surplus Cash Agreement, allocating the cash flow of PERC after the satisfaction of PERC's obligations under the Loan Agreement.
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Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number     Description
--------------     -----------

4.1 Amendment No. 2 to Power Purchase Agreement, entered into as of the 26th day of June, 1998 by and between PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP, a Maine limited partnership, and BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation.

4.2                Second Amended and Restated Waste Disposal Agreements

4.3 LOAN AGREEMENT by and between FINANCE AUTHORITY OF MAINE and PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

4.4                KTI, Inc. Limited Guaranty

4.5 BANGOR HYDRO-ELECTRIC COMPANY Warrant to Purchase Common Stock issued to PERC Management Company Limited Partnership

4.6 THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

4.7 SURPLUS CASH AGREEMENT dated as of June 26, 1998 is among Penobscot Energy Recovery Company, Limited Partnership, Bangor Hydro-Electric Company and Municipal Review Committee, Inc.

4.8                News Release dated June 26, 1998
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KTI, Inc.
                                       (the Registrant)



Dated: July 7, 1998               By: /s/ Martin J. Sergi
                                       -----------------------------------------
                                       Name:  Martin J. Sergi
                                       Title: President

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                                EXHIBIT INDEX
                                -------------


Exhibit Number     Description
--------------     -----------

4.1 Amendment No. 2 to Power Purchase Agreement, entered into as of the 26th day of June, 1998 by and between PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP, a Maine limited partnership, and BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation.

4.2                Second Amended and Restated Waste Disposal Agreements

4.3 LOAN AGREEMENT by and between FINANCE AUTHORITY OF MAINE and PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

4.4                KTI, Inc. Limited Guaranty

4.5 BANGOR HYDRO-ELECTRIC COMPANY Warrant to Purchase Common Stock issued to PERC Management Company Limited Partnership

4.6 THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

4.7 SURPLUS CASH AGREEMENT dated as of June 26, 1998 is among Penobscot Energy Recovery Company, Limited Partnership, Bangor Hydro-Electric Company and Municipal Review Committee, Inc.

4.8                News Release dated June 26, 1998